UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AVANTOR, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! AVANTOR, INC. 2024 Annual Meeting Vote by May 8, 2024 11:59 PM ET AVANTOR, INC. RANDOR CORPORATE CENTER BUILDING ONE, SUITE 200 100 MATSONFORD ROAD RADNOR, PA 19087 V35114-P04164 You invested in AVANTOR, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 9, 2024. Get informed before you vote View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 9, 2024 11:00 AM ET vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/AVTR2024 *Please check the meeting materials for any special requirements for meeting attendance. V2.0

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Juan Andres For 1b. John Carethers For 1c. Lan Kang For 1d. Joseph Massaro For 1e. Mala Murthy For 1f. Jonathan Peacock For 1g. Michael Severino For 1h. Michael Stubblefield For 1i. Gregory Summe For 2. Approve the Officer Exculpation Amendment and Other Immaterial Amendments to our Certificate of Incorporation. For 3. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm For for 2024. 4. Approve, on an Advisory Basis, Named Executive Officer Compensation. For NOTE: To consider such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V35115-P04164